Exhibit 21

      The following table sets forth substantially all of the direct and indirect subsidiaries of Viacom Inc.:

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  101 Properties Corp.                                 Florida                               100
  1020917 Ontario Inc.                                 Canada (Ontario)                      100
  176309 Canada Inc.                                   Canada (Federal)                      100
  200 S. Andrews, Inc.                                 Delaware                              100
  2853-5912 Quebec Inc.                                Canada (Quebec)                       100
  37th Floor Productions Inc.                          Delaware                              100
  5555 Communications Inc.                             Delaware                              100
  730995 Ontario Inc.                                  Canada (Ontario)                      100
  779991 Ontario Inc.                                  Canada (Ontario)                      100
  90210 Productions, Inc.                              California                            100
  A-R Acquisition Corp.                                Delaware                              100
  A.S. Payroll Company                                 California                            100
  Aaron Spelling Productions, Inc.                     California                            100
  Abaco Farms, Limited                                 Bahamas                               100
  Addax Music Co., Inc.                                Delaware                              100
  Aetrax International Corporation                     Delaware                              100
  Afterschool Productions Inc.                         Delaware                              100
  Ages Electronics, Inc.                               Delaware                              100
  Ages Entertainment Software, Inc.                    Delaware                              100
  Ahsuog Inc.                                          California                            100
  AHV Holding Corporation                              Delaware                              100
  All Media Inc.                                       Delaware                              100
  Anall Pty. Limited                                   Australia                             100
  Antics G.P. Inc.                                     Delaware                              100
  Antics Inc.                                          Delaware                              100
  Antilles Oil Company, Inc.                           Puerto Rico                           100
  Appleton & Lange, Inc.                               Delaware                              100
  Arco Publishing, Inc.                                Delaware                              100
  Are We Having Fun Yet? Productions                   Canada                                100
  Aros N.V.                                            Netherlands Antilles                  100
  Around the Block Productions, Inc.                   Delaware                              100
  Atlantic Associates, Inc.                            Delaware                              100
  Atlantic Home Video                                  Delaware                               80
  Avalon Vertriebs GmbH                                Germany                               100
  Bahamas Underwriters Services Limited                Bahamas                               100
  Bardwire Inc.                                        Delaware                              100
  Belhaven Limited                                     Bahamas                               100
  Beta Theatres Inc.                                   Delaware                              100
  Big Shows Inc.                                       Delaware                              100
  Big Ticket Music Inc.                                Delaware                              100
  Big Ticket Pictures Inc.                             Delaware                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Big Ticket Productions Inc.                          Delaware                              100
  Big Ticket Television Inc.                           Delaware                              100
  Biscondi Sdn Bhd                                     Malaysia                               95
  Blockbuster Adventures, Inc.                         Delaware                              100
  Blockbuster Airship Holding Corporation              Delaware                              100
  Blockbuster Airships, Inc.                           Delaware                              100
  Blockbuster Amphitheater Corp.                       Delaware                              100
  Blockbuster Amusement Corporation                    Delaware                              100
  Blockbuster Amusement Holding Corporation            Delaware                              100
  Blockbuster Australia Pty Ltd.                       Australia                             100
  Blockbuster Computer Systems Corporation             Florida                               100
  Blockbuster Discovery Investment Inc.                Delaware                              100
  Blockbuster Distribution, Inc.                       Delaware                              100
  Blockbuster Entertainment Inc.                       Delaware                              100
  Blockbuster Entertainment Limited                    United Kingdom                        100
  Blockbuster Family Fun, Inc.                         Delaware                              100
  Blockbuster Family Fun, Inc.                         Delaware                              100
  Blockbuster Fun & Fitness Holding Corp.              Delaware                              100
  Blockbuster Global Services Inc.                     Delaware                              100
  Blockbuster International Spain Inc.                 Delaware                              100
  Blockbuster Mid-America, Inc.                        Delaware                              100
  Blockbuster Music Corporation                        Delaware                              100
  Blockbuster Music Holding Corporation                Delaware                              100
  Blockbuster Music Retail, Inc.                       Texas                                 100
  Blockbuster On-Line Services, Inc.                   Delaware                              100
  Blockbuster Park, Inc.                               Delaware                              100
  Blockbuster Park Holding Corporation                 Delaware                              100
  Blockbuster Park Lands, Inc.                         Florida                               100
  Blockbuster Pictures Holding Corporation             Delaware                              100
  Blockbuster Productions Corporation                  Delaware                              100
  Blockbuster Promotions Inc.                          Delaware                              100
  Blockbuster SC Holding Corporation                   Delaware                              100
  Blockbuster SC Music Corporation                     Delaware                              100
  Blockbuster SC Video Holding Corporation             Delaware                              100
  Blockbuster SC Video Operating Corporation           Delaware                              100
  Blockbuster Services Inc.                            Delaware                              100
  Blockbuster Technology Holding Corporation           Delaware                              100
  Blockbuster Video (New Zealand) Ltd.                 New Zealand                           100
  Blockbuster Video Acquisition Corp.                  Delaware                              100
  Blockbuster Video de Mexico S.A. de C.V.             Mexico                                 80
  Blockbuster Video Deutschland GmbH                   Germany                                51
  Blockbuster Video Espana, S.L.                       Spain                                  88
  Blockbuster Video International Corporation          Delaware                              100
  Blockbuster Video Italy, Inc.                        Delaware                              100
  Blockbuster Video Superstores (Australia) Pty        Australia                             100
    Limited
  Blockbuster Videos, Inc.                             Texas                                 100
  Blue Cow Inc.                                        Delaware                              100
  BN Productions Inc.                                  Delaware                              100
  Bombay Hook Limited                                  Delaware                              100
  Brady Communications Company, Inc.                   District of Columbia                  100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Branded Productions, Inc.                            California                            100
  Broadcast Leasing Inc.                               Delaware                              100
  Brookvale Developments No. 1 Pty. Limited            Australia (NSW)                       100
  Brookvale Developments No. 2 Pty. Limited            Australia (NSW)                       100
  Brown Pelican Productions Inc.                       Delaware                              100
  Bruin Music Company                                  Delaware                              100
  BS Hotel, Inc.                                       Delaware                              100
  Bulletin Company                                     Delaware                              100
  BVJV Corporation                                     Delaware                              100
  C/FP Distribution Limited                            Canada (Ontario)                       50.05
  Caloil Inc.                                          Canada                                100
  Capital Equipment Leasing Limited                    United Kingdom                        100
  Cayman Overseas Reinsurance Association              Cayman Islands                        100
  Center for Applied Research in Education, Inc., The  Delaware                              100
  Central Park Theatres Limited                        Canada (Alberta)                      100
  Centurion Satellite Broadcast Inc.                   Delaware                              100
  Century Entertainment Ltd.                           United Kingdom                        100
  Charlotte Amphitheater Corporation                   Delaware                              100
  Cherokee Rose Productions Inc.                       Delaware                              100
  Cinema Dominicana S.A.                               Dominican Republic                    100
  Cinamerica Service Corporation                       Delaware                              100
  Cinematic Arts B.V.                                  Netherlands                           100
  Cityvision plc                                       United Kingdom                        100
  Cityvision Videotheken Ges.M.B.H.                    Austria                               100
  Clear View Cable Systems, Inc.                       California                            100
  Columbus Circle Films Inc.                           Delaware                              100
  Com-Cable TV, Inc.                                   Delaware                              100
  Compelling Music Corporation                         California                            100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Computer Curriculum Corporation                      Delaware                              100
  Concordia Films B.V.                                 Netherlands                            97.14
  Coronet Films, Inc.                                  New York                              100
  Desilu Productions, Inc.                             Delaware                              100
  Direct Court Productions, Inc.                       Delaware                              100
  Direct Response Associates, Inc.                     Connecticut                           100
  Dynamic Soap, Inc.                                   California                            100
  Eagle Direct Inc.                                    Delaware                              100
  EBF Liquidating Company, Inc.                        District of Columbia                  100
  Educational Management Group, Inc.                   Illinois                              100
  Eighth Century Corporation                           Delaware                              100
  Electronic Publishing, Inc.                          New York                              100
  Ellis Horwood Limited                                United Kingdom                        100
  Energy Development Associates, Inc.                  Delaware                              100
  Ensign Music Corporation                             Delaware                              100
  EPI Music Company                                    California                            100
  Erol's, Inc.                                         Delaware                              100
  Esquire Films, Inc.                                  Delaware                              100
  Everett Cablevision, Inc.                            Washington                            100
  Evergreen Programs, Inc.                             New York                              100
  EWB Corporation                                      Delaware                              100
  Executive Reports Corporation                        New Jersey                            100
  Executive Tax Reports, Inc.                          New York                              100
  EXP Limited                                          United Kingdom                        100
  EXP Music Publishing Limited                         United Kingdom                        100
  Family Entertainment Centers, Inc.                   Florida                               100
  Famous Music Corporation                             Delaware                              100
  Famous Music Publishing Limited                      United Kingdom                        100
  Famous Orange Productions Inc.                       Delaware                              100
  Famous Players Inc.                                  Canada (Federal)                      100
  Famous Players International B.V.                    Netherlands                           100
  Famous Players Investments B.V.                      Netherlands                           100
  Festival Inc.                                        Delaware                              100
  Fifty-Sixth Century Antrim Iron Company, Inc.        Delaware                              100
  Film Intex Corporation                               Delaware                              100
  Films Paramount S.A.                                 France                                100
  Fitzwilliam Publishing Limited                       United Kingdom                        100
  FLC Holding Corp.                                    Florida                               100
  Focus Video Pty. Ltd.                                Australia                             100
  Forgive Me Inc.                                      Delaware                              100
  Forty-Fourth Century Corporation                     Delaware                              100
  French Street Management Inc.                        Delaware                              100
  Front Street Management Inc.                         Delaware                              100
  Future General Corporation                           Delaware                              100
  G & W Leasing Company                                Delaware                              100
  G & W Natural Resources Company, Inc.                Delaware                              100
  Games Animation Inc.                                 Delaware                              100
  Games Productions Inc.                               Delaware                              100
  Glendale Property Corp.                              Delaware                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Global Film Distributors B.V.                        Netherlands                           100
  Globe Fearon Inc                                     California                            100
  Gloucester Titanium Company, Inc.                    Delaware                              100
  GPCL (Canada) Limited                                Canada (Federal)                      100
  Gramps Company, Inc., The                            Delaware                              100
  Grand Bahama Petroleum Company Limited               Bahamas                               100
  Grande Alliance Co. Ltd.                             Cayman Islands                        100
  Great American Entertainment Motion Pictures, Inc.   California                            100
  Great American Entertainment Television, Inc.        California                            100
  Green Tiger Press, Inc.                              California                            100
  Greenvale Editorial Services, Inc.                   New York                              100
  Gulf & Western do Brazil Industria e Comercio        Brazil                                100
    Limitada
  Gulf & Western Holdings Limited                      Bahamas                               100
  Gulf & Western Indonesia, Inc.                       Delaware                              100
  Gulf & Western Intercontinental Investments N.V.     Netherlands Antilles                  100
  Gulf & Western International Finance N.V.            Netherlands Antilles                  100
  Gulf & Western International N.V.                    Netherlands Antilles                  100
  Hamilton Projects, Inc.                              New York                              100
  Harvester Press Limited, The                         United Kingdom                        100
  High Command Productions Limited                     United Kingdom                        100
  House of Yes Productions Inc.                        Delaware                              100
  Houston Video Management Inc.                        Texas                                 100
  Houston Video Venture, Inc.                          Florida                               100
  Image Edit, Inc.                                     Delaware                              100
  IMR Acquisition Corp.                                Delaware                              100
  Institute for Business Planning, Inc.                New York                              100
  International Book Distributors Limited              United Kingdom                        100
  International Bureau of Software Test, Inc.          Delaware                              100
  International Overseas Film Services, Inc.           Delaware                               66.7
  International Overseas Productions, Inc.             California                             66.7
  International Raw Materials Limited                  Bahamas                               100
  Interstitial Programs Inc.                           Delaware                              100
  Invest Learning Corporation                          Delaware                              100
  J. K. Lasser, Inc.                                   Delaware                              100
  Jack of Hearts, a California partnership             California                            100
  James Barry Productions Inc.                         Delaware                              100
  Japan Regents Publishing Company Inc.                Japan                                 100
  Joseph Productions Inc.                              Delaware                              100
  Jossey-Bass, Inc., Publishers                        California                            100
  Katled Liquidating Inc.                              Delaware                              100
  Katled Systems Inc.                                  Delaware                              100
  KIBB Inc.                                            Delaware                              100
  Kilo Mining Corporation                              Pennsylvania                          100
  Kings Island Company                                 Delaware                              100
  KYSR Inc.                                            Delaware                              100
  LAPTV(N.A.) N.V.                                     Netherlands Antilles                  100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Large Ticket Songs Inc.                              Delaware                              100
  Laurel Entertainment, Inc.                           Delaware                              100
  Living Color Financial Displays, Inc.                Florida                               100
  Lizarb B.V.                                          Netherlands                           100
  Long Road Productions                                Illinois                               75
  Low Key Productions Inc.                             Delaware                              100
  LT Holdings Inc.                                     Delaware                              100
  M.R.E. Enterprises, Inc.                             Florida                               100
  Maarten Investerings Partnership                     New York                              100
  Macmillan, Inc.                                      Delaware                              100
  Macmillan College Publishing Company, Inc.           Delaware                              100
  Magic Hour Productions, Ltd.                         Canada                                100
  Magicam, Inc.                                        Delaware                               83.5
  Majestic Theatres Limited                            Canada (Alberta)                      100
  Major Video Corp.                                    Nevada                                100
  Major VIdeo National Advertising Council             Nevada                                100
    Corporation
  Major Video Super Stores, Inc.                       Nevada                                100
  Markt & Technik GmbH                                 Germany                               100
  Mars Film Produzione S.P.A.                          Italy                                 100
  Master Data Center, Inc.                             Michigan                              100
  Matlock Company, The                                 Delaware                              100
  Matt Houston Company, The                            California                             70
  Mattalex Corporation                                 Delaware                              100
  Melrose Productions Inc.                             California                            100
  Merritt Inc.                                         Delaware                              100
  Michaela Productions Inc.                            Delaware                              100
  Modern Curriculum Inc.                               California                            100
  Montgomery Acquisition, Inc.                         Texas                                 100
  MTV Asia Development Company Inc.                    Delaware                              100
  MTV Australia Inc.                                   Delaware                              100
  MTV India Development Company Inc.                   Delaware                              100
  MTV India LDC                                        Cayman Islands                        100
  MTV Networks AB                                      Sweden                                100
  MTV Networks B.V.                                    Netherlands                           100
  MTV Networks Company                                 Delaware                              100
  MTV Networks Europe Inc.                             Delaware                              100
  MTV Networks Global Services Inc.                    Delaware                              100
  MTV Networks GmbH                                    Germany                               100
  MTV Networks Latin America Inc.                      Delaware                              100
  MTV Networks SARL                                    France                                100
  MTV Networks Shopping Inc.                           Delaware                              100
  MTV Networks South Africa Inc.                       Delaware                              100
  MTV Networks Srl                                     Italy                                 100
  MTV SA LDC                                           Cayman Islands                        100
  MTV Songs Inc.                                       Delaware                              100
  MTVN Shopping Inc.                                   Delaware                              100
  Music By Nickelodeon Inc.                            Delaware                              100
  Music By Video Inc.                                  Delaware                              100
  Nepco (Florida), Inc.                                Florida                               100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  New Jersey Zinc Exploration Company, The             Delaware                              100
  New Leaf Entertainment Corporation                   Delaware                              100
  New River Entertainment Corporation                  Delaware                              100
  Newdon Productions                                   Illinois                               76
  Nickelodeon Australia Inc.                           Delaware                              100
  Nickelodeon Germany Inc.                             Delaware                              100
  Nickelodeon Huggings U.K. Limited                    United Kingdom                        100
  Nickelodeon India Corporation                        Delaware                              100
  Nickelodeon Magazines Inc.                           Delaware                              100
  Nickelodeon Movies Inc.                              Delaware                              100
  Night Falls Productions Inc.                         Delaware                              100
  Northshore Productions Inc.                          California                            100
  Notgnirrab Inc.                                      California                            100
  NTA, Inc.                                            New York                              100
  NTA Films, Inc.                                      New York                              100
  Number One FSC Ltd.                                  US Virgin Islands                     100
  O Good Songs Company                                 California                            100
  Oil Company, The                                     Delaware                               60
  One and Only Joint Venture, The                      New York                               53.37
  Our Home Productions Inc.                            Delaware                              100
  Outatown Productions Inc.                            Delaware                              100
  Outlaw Entertainment Inc.                            Nevada                                100
  Overseas Services B.V.                               Netherlands                           100
  Para-Sac Music Corporation                           Delaware                              100
  Paramount (PDI) Distribution Inc.                    Delaware                              100
  Paramount Americas Film Corporation                  Delaware                              100
  Paramount Asia Inc.                                  Delaware                              100
  Paramount British Pictures Limited                   United Kingdom                        100
  Paramount Canadian Productions, Inc.                 Delaware                              100
  Paramount Communications Acquisition Corporation     Delaware                              100
  Paramount Communications Technology Group Inc.       Delaware                              100
  Paramount Digital Entertainment Inc.                 Delaware                              100
  Paramount Film Production (Deutschland) GmbH         Germany                               100
  Paramount Films B.V.                                 Netherlands                           100
  Paramount Films of Australia Inc.                    Delaware                              100
  Paramount Films of China, Inc.                       Delaware                              100
  Paramount Films of Egypt, Inc.                       Delaware                              100
  Paramount Films of India, Ltd.                       Delaware                              100
  Paramount Films of Italy, Inc.                       New York                              100
  Paramount Films of Lebanon, Inc.                     New York                              100
  Paramount Films of Pakistan Ltd.                     New York                              100
  Paramount Films of Southeast Asia Inc.               Delaware                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Paramount General Entertainment Australia Inc.       Delaware                              100
  Paramount Home Video, Inc.                           Delaware                              100
  Paramount Images Inc.                                Delaware                              100
  Paramount International Holding Company              Delaware                              100
  Paramount LAPTV Inc.                                 Delaware                              100
  Paramount Music Corporation                          Delaware                              100
  Paramount Overseas Productions, Inc.                 Delaware                              100
  Paramount Parks Experience Inc.                      Nevada                                100
  Paramount Parks Inc.                                 Delaware                              100
  Paramount Parks International B.V.                   Netherlands                           100
  Paramount Pictures (Australia) Pty. Limited          Australia                             100
  Paramount Pictures (Canada) Inc.                     Canada (Ontario)                      100
  Paramount Pictures (U.K.) Limited                    United Kingdom                        100
  Paramount Pictures Corporation                       Delaware                              100
  Paramount Pictures Corporation (Canada) Inc.         Canada (Ontario)                      100
  Paramount Production Support Inc.                    Delaware                              100
  Paramount Productions, Inc.                          Canada (Ontario)                      100
  Paramount Productions Service Corporation            Delaware                              100
  Paramount Publishing Deutschland GmbH                Germany                               100
  Paramount Publishing Europe B.V.                     Netherlands                           100
  Paramount Publishing Nederland B.V.                  Netherlands                           100
  Paramount Stations Group Inc.                        Virginia                              100
  Paramount Stations Group of Fort Worth/Dallas Inc.   Virginia                              100
  Paramount Stations Group of Houston Inc.             Virginia                              100
  Paramount Stations Group of Philadelphia Inc.        Virginia                              100
  Paramount Stations Group of Washington Inc.          Virginia                              100
  Paramount Television International Services, Ltd.    Bermuda                               100
  Paramount Television Limited                         United Kingdom                        100
  Paramount Television Service, Inc.                   Delaware                              100
  Park Court Productions, Inc.                         Delaware                              100
  Parker Publishing Company, Inc.                      New York                              100
  Part-Time Productions Inc.                           Delaware                              100
  PCCGW Company, Inc.                                  Delaware                              100
  PCI Canada Inc.                                      Delaware                              100
  PCI Network Partner Inc.                             Delaware                              100
  Pet II Productions Inc.                              Delaware                              100
  Pier 66 Productions Inc.                             Florida                               100
  Plaza Theatre Company, The                           United Kingdom                         95
  PMV Productions Inc.                                 Delaware                              100
  Pocket Books of Canada, Ltd.                         Canada (Federal)                      100
  Possum Point Incorporated                            Delaware                              100
  Premier Advertiser Sales Inc.                        Delaware                              100
  Premiere House, Inc.                                 Delaware                              100
  Pren-Hall Corporation, The                           New York                              100
  Prentice-Hall, Inc.                                  Delaware                              100
  Prentice-Hall (China) Pte. Limited                   Hong Kong                             100
  Prentice-Hall (M) Sdn Bhd                            Malaysia                              100
  Prentice-Hall (South Africa) (Proprietary) Limited   South Africa                          100
  Prentice-Hall Canada Inc.                            Canada (Ontario)                      100
  Prentice-Hall Developmental Learning Centers, Inc.   New Jersey                            100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Prentice-Hall Hispanoamericana, S.A.                 Mexico                                100
  Prentice-Hall International, Inc.                    New York                              100
  Prentice-Hall International (U.K.) Ltd.              United Kingdom                        100
  Prentice-Hall Learning Systems, Inc.                 Delaware                              100
  Prentice-Hall of Australia Pty. Limited              Australia                             100
  Prentice-Hall of Japan, Inc.                         Japan                                 100
  Prentice-Hall Professional Software, Inc.            Delaware                              100
  Preye, Inc.                                          California                            100
  Proxy Music Corporation                              California                            100
  Publishing FSC Ltd.                                  US Virgin Islands                     100
  QM Music Company                                     California                            100
  QWERTY Inc.                                          Delaware                              100
  R.H. Productions Inc.                                California                            100
  Reality Check Productions Inc.                       Delaware                              100
  Regents Publishing Co., Inc.                         New York                              100
  Remote Productions Inc.                              Delaware                              100
  Republic Direct Inc.                                 California                            100
  Republic Distribution Corporation                    Delaware                              100
  Republic Entertainment Inc.                          Delaware                              100
  Republic Pictures Corp. of Canada Ltd.               Canada                                100
  Republic Pictures Corporation, B.V.                  Netherlands                           100
  Republic Pictures Enterprises, Inc.                  Delaware                              100
  Republic Pictures Netherlands Antilles N.V.          Netherlands Antilles                  100
  Republic Pictures Productions, Inc.                  California                            100
  Reston Information Systems, Inc.                     Pennsylvania                          100
  Reston Publishing Co., Inc.                          Delaware                              100
  RH Productions Inc.                                  California                            100
  Ritz Video Film Hire Limited                         United Kingdom                        100
  Riverside Broadcasting Co., Inc.                     Delaware                              100
  Robert J. Brady Co.                                  Maryland                              100
  RTV News Inc.                                        Delaware                              100
  Satellite Holdings Inc.                              Delaware                              100
  Saucon Valley Iron and Railroad Company, The         Pennsylvania                          100
  Scarab Publishing Corporation                        Delaware                              100
  Scott Mattson Farms, Inc.                            Florida                               100
  SEGI Holding Co.                                     Delaware                              100
  SFI Song Company                                     Delaware                              100
  Show Industries, Inc.                                California                            100
  Showtime Networks Inc.                               Delaware                              100
  Showtime Networks Inc. (U.K.)                        Delaware                              100
  Showtime Networks Middle East Inc.                   Delaware                              100
  Showtime Networks Satellite Programming Company      California                            100
  Showtime Online Inc.                                 Delaware                              100
  Showtime Satellite Networks Inc.                     Delaware                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Showtime/Sundance Holding Company Inc.               Delaware                              100
  SIFO One Inc.                                        Delaware                              100
  SIFO Two Inc.                                        Delaware                              100
  Silver Burdett Ginn Inc.                             Delaware                              100
  Simon & Schuster, Inc.                               New York                              100
  Simon & Schuster (Asia) Pte. Ltd.                    Singapore                             100
  Simon & Schuster (Australia) Pty. Limited            Australia                             100
  Simon & Schuster Global Services Inc.                Delaware                              100
  Simon & Schuster Limited                             United Kingdom                        100
  Simon & Schuster Macmillan France SARL               France                                100
  Simon & Schuster of Canada (1976) Ltd.               Canada (Federal)                      100
  SNI Development Corp.                                Delaware                              100
  Solar Service Company                                Delaware                              100
  Southeastern Home Video, Inc.                        Delaware                              100
  Special Effects Merchandise, Inc.                    Delaware                              100
  Spelling Entertainment Group Inc.                    Delaware                               75
  Spelling Entertainment Inc.                          Delaware                              100
  Spelling Films Inc.                                  Delaware                              100
  Spelling Films Music Inc.                            Delaware                              100
  Spelling Pictures Inc.                               Delaware                              100
  Spelling Satellite Networks, Inc.                    California                            100
  Spelling Television (Canada) Inc.                    Canada (B. C.)                        100
  Spelling Television Inc.                             Delaware                              100
  Spelling/Ball Joint Venture, The                     California                            100
  St. Johns Realty Investors                           Massachusetts                         100
  State of Mind Inc.                                   Delaware                              100
  Sunn Classic Pictures, Inc.                          Utah                                  100
  Sunset Beach Productions, Inc.                       Delaware                              100
  T & R Payroll Company                                Delaware                              100
  T.V. Factory, Inc., The                              New York                              100
  Talent Court Productions, Inc.                       Delaware                              100
  Taylor Forge Memphis, Inc.                           Delaware                              100
  Tele-Vu Ltee.                                        Canada (Federal)                      100
  Theatre 59 Ltd.                                      Delaware                              100
  They Productions Inc.                                Delaware                              100
  Thinner Productions, Inc.                            Delaware                              100
  Third Century Company                                Delaware                              100
  Thirteenth Century Corporation                       Delaware                              100
  Thirtieth Century Corporation                        Delaware                              100
  Timber Purchase Company                              Florida                               100
  Titus Productions, Inc.                              California                            100
  Toe-To-Toe Productions Inc.                          Delaware                              100
  Torand Payroll Company                               Delaware                              100
  Torand Productions Inc.                              Delaware                              100
  Total Warehouse Services Corporation                 Delaware                              100
  Trans-American Resources, Inc.                       Delaware                              100
  Tredegars Home Entertainment Limited                 United Kingdom                        100
  TRF III Entertainment, Inc.                          Delaware                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Triohurst Limited.                                   United Kingdom                        100
  TS Video, Inc.                                       Louisiana                             100
  TSM Services Inc.                                    Delaware                              100
  Tunes By Nickelodeon Inc.                            Delaware                              100
  TV Scoop Inc.                                        Delaware                              100
  UI Video Stores, Inc.                                Colorado                              100
  UIV Acquisition Corporation                          Delaware                              100
  Universal American Corporation                       Delaware                              100
  Uptown Productions Inc.                              Delaware                              100
  Uro, S.A.                                            Spain                                 100
  VE Development Company                               Delaware                              100
  VE Drive inc.                                        Delaware                              100
  VE Television Inc.                                   Delaware                              100
  VH-1 Management GmbH                                 Germany                               100
  VH-1 OHG                                             Germany                               100
  VHONE Inc.                                           Delaware                              100
  Viacom A.G.                                          Switzerland                           100
  Viacom Asia Inc.                                     Delaware                              100
  Viacom Brasil Holdings Limitada                      Brazil                                100
  Viacom Broadcasting East Inc.                        Delaware                              100
  Viacom Broadcasting of Miami, Inc.                   Delaware                              100
  Viacom Broadcasting of Missouri Inc.                 Delaware                              100
  Viacom Broadcasting of Philadelphia, Inc.            Delaware                              100
  Viacom Broadcasting West Inc.                        Delaware                              100
  Viacom Camden Lock Inc.                              Delaware                              100
  Viacom Canada Limited                                Canada (Federal)                      100
  Viacom Consumer Products Inc.                        Delaware                              100
  Viacom DBS Inc.                                      Delaware                              100
  Viacom Enterprises Canada Ltd.                       Canada (Federal)                      100
  Viacom First Run Development Company Inc.            Delaware                              100
  Viacom First Run Limited                             Delaware                              100
  Viacom Global Services                               Delaware                              100
  Viacom Group Finance Limited                         United Kingdom                        100
  Viacom HA! Holding Company                           Delaware                              100
  Viacom IDA Inc.                                      Delaware                              100
  Viacom International (Netherlands) B.V.              Netherlands                           100
  Viacom International Canada Ltd.                     Canada (Ontario)                      100
  Viacom International Holdings B.V.                   Netherlands                           100
  Viacom International Inc.                            Delaware                              100
  Viacom International Inc. Political Action           New York                              100
    Committee Corporation
  Viacom International Limited                         United Kingdom                        100
  Viacom International N.V.                            Netherlands Antilles                  100
  Viacom International Pty. Limited                    Australia                             100
  Viacom IRB Acquisition Inc.                          Delaware                              100
  Viacom Japan Inc.                                    New York                               85
  Viacom K-Band Inc.                                   Delaware                              100
  Viacom Middle East VOF                               Netherlands Antilles                  100
  Viacom Networks Europe Inc.                          Delaware                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Viacom Networks Inc.                                 New York                              100
  Viacom Pacific Limited                               Vila, Vanuatu                         100
  Viacom Phoenix Inc.                                  Delaware                              100
  Viacom Pictures Development Company                  Delaware                              100
  Viacom Pictures Inc.                                 Delaware                              100
  Viacom Pictures Movie Music Inc.                     Delaware                              100
  Viacom Pictures Overseas Inc.                        Delaware                              100
  Viacom Pictures Songs Inc.                           Delaware                              100
  Viacom PNW Sports Inc.                               Delaware                              100
  Viacom Productions Inc.                              Delaware                              100
  Viacom Properties Inc.                               Delaware                              100
  Viacom Realty Corporation                            Delaware                              100
  Viacom Retail Stores, Inc.                           Delaware                              100
  Viacom Satellite News Inc.                           Delaware                              100
  Viacom Shopping Inc.                                 Delaware                              100
  Viacom Telecommunications (D.C.) Inc.                Delaware                              100
  Viacom UK Limited                                    United Kingdom                        100
  Viacom VHENO GmbH                                    Germany                               100
  Viacom VHENO Inc.                                    Delaware                              100
  Viacom Video-Audio Communicacoes Limitada            Brazil                                100
  Viacom WBFS Inc.                                     Delaware                              100
  Viacom World Wide Ltd.                               New York                              100
  Viacom WPSG Inc.                                     Delaware                              100
  Viacom WSBK Inc.                                     Delaware                              100
  Video Club (G.B.) Limited                            United Kingdom                        100
  Video Store (Jersey) Limited                         Channel Islands                       100
  VIE Holding Company                                  Delaware                              100
  Virgin Interactive Entertainment (Asia Pacific)      Singapore                             100
    Pte. Limited
  Virgin Interactive Entertainment (Australia) Pte.    Australia                             100
    Limited
  Virgin Interactive Entertainment (Deutschland) GmbH  Germany                               100
  Virgin Interactive Entertainment (Espana) S.A.       Spain                                 100
  Virgin Interactive Entertainment (Europe) Ltd.       United Kingdom                        100
  Virgin Interactive Entertainment (France) S.A.R.L.   France                                100
    Ltd.
  Virgin Interactive Entertainment (Holdings) Ltd.     United Kingdom                        100
  VIrgin Interactive Entertainment (Investments)       United Kingdom                        100
    Limited
  Virgin Interactive Entertainment (Japan) K.K.        Japan                                 100
  Virgin Interactive Entertainment (Overseas) Ltd.     United Kingdom                        100
  Virgin Interactive Entertainment Inc.                Delaware                              100
  Virgin Interactive Entertainment Limited             United Kingdom                        100
  Virgin Retail Australia Pty. Ltd.                    Australia                             100
  VISI Services Inc.                                   Delaware                              100
  Vision Productions, Inc.                             New York                              100
  Vista Television Cable, Inc.                         Washington                            100
  VJK Inc.                                             Delaware                              100
  VNM Inc.                                             Delaware                              100
  VP Direct Inc.                                       Delaware                              100
  VP Programs Inc.                                     California                            100
  VSC Communications Inc.                              Delaware                              100
  VSC Compositions Inc.                                New York                              100
  VSC Music Inc.                                       New York                              100

                                                                                          PERCENTAGE OF
                                                                                     VOTING SECURITIES OWNED
                                              STATE OR OTHER JURISDICTION OF               DIRECTLY OR
             SUBSIDIARIES                              INCORPORATION                       INDIRECTLY
  Warren Schloat Productions, Inc.                     New York                              100
  WAXQ Inc.                                            Delaware                              100
  WDRQ Inc.                                            Delaware                              100
  Western Row Properties, Inc.                         Ohio                                  100
  Westside Amphitheater Corporation, The               Arizona                               100
  Westwood Studios, Inc.                               Nevada                                100
  Wheatsheaf Books Limited                             United Kingdom                        100
  Wilshire Court Productions, Inc.                     Delaware                              100
  Wilshire Entertainment Inc.                          Delaware                              100
  Wilshire Payroll Inc.                                Delaware                              100
  Wilshire/Hauser Company                              Delaware                              100
  WLIT Inc.                                            Delaware                              100
  WMJX, Inc.                                           Florida                               100
  WMZQ Inc.                                            Delaware                              100
  Woburn Insurance Ltd.                                Bermuda                               100
  Woodhead-Faulkner (Publishers) Limited               United Kingdom                        100
  World Entertainment Corporation                      New York                              100
  World Volleyball League, Inc.                        New York                              100
  Worldvision Enterprises, Inc.                        New York                              100
  Worldvision Enterprises, GmbH                        Germany                               100
  Worldvision Enterprises (France) S.A.R.L.            France                                100
  Worldvision Enterprises (United Kingdom), Ltd.       New York                              100
  Worldvision Enterprises de Venezuela                 Venezuela                             100
  Worldvision Enterprises Latino-Americana             Panama                                100
  Worldvision Enterprises of Australia, Pty., Ltd.     Australia                             100
  Worldvision Enterprises of Canada, Limited           New York                              100
  Worldvision Filmes do Brasil, Ltda.                  Brazil                                100
  Worldvision Foreign Sales Corporation                Virgin Islands                        100
  Worldvision Home Video, Inc.                         New York                              100
  Worldwide Productions, Inc.                          Delaware                              100
  WSBK License, Inc.                                   Delaware                              100
  WT Productions                                       Delaware                              100
  WV Productions, Inc.                                 Delaware                              100
  WVIT Inc.                                            Delaware                              100
  Yellams LDC                                          Cayman Islands                        100
  Young Reader's Press, Inc.                           Delaware                              100